================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21337

                  Salomon Brothers Global High Income Fund Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         125 Broad Street, New York, NY                     10004
    ----------------------------------------              ----------
     (Address of principal executive offices)             (Zip code)

                             Robert I. Frenkel, Esq.
                      Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  May 31
Date of reporting period: May 31, 2004

================================================================================

ITEM 1.         REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

 LOGO

          SALOMON BROTHERS
          GLOBAL HIGH INCOME FUND INC.


          ANNUAL REPORT
          May 31, 2004


[LOGO] SALOMON BROTHERS
Asset Management

PFPC Inc.
P.O. Box 43027
Boston, MA 02266-3027

                                                                    EHIANN 5/04
                                                                        04-6900

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken
R. Jay Gerken, CFA
Chairman

Dear Shareholder,
The Salomon Brothers Global High Income Fund Inc. began operations at the end of July 2003 during a tumultuous time in the global bond markets. Volatility in the U.S. Treasury bond market and uncertainty over the Federal Reserve Bank's ("Fed") next interest rate move triggered the volatility, pushing bond yields higher, particularly toward the end of the 12 months ended May 31, 2004. For example, bond markets got off to a relatively strong start in spring 2003, as the economy was still in a relatively sluggish state and interest rates were still declining. However, bond prices retreated through the early summer, following comments from the Fed about its monetary policy and data suggesting a recent pick-up in economic activity. At the close of summer 2003, the broader bond markets stabilized, and bonds traded in a relatively narrower range in the fall.

The last six months of the period were relatively more stable as the economy showed strong signs of a turnaround, with growth in third quarter gross domestic product ("GDP")/i/ coming in extremely strong at 8.2%. Nevertheless, despite the strength of the economy, the Fed held fast to its 1% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs. Yields began to rise again during April and May of 2004, buoyed by strong job numbers and the Fed's increasingly more conservative stance toward inflation.

Emerging markets and high yield debt rallied somewhat through the fall and winter of 2003. However, through the first five months of 2004, comments from the Fed about the improvement in the economy, coupled with stronger reports on job growth late in the period and a pick-up in inflation, generated more pronounced concerns about interest rates. As a result, bond prices pulled back significantly, particularly toward the end of the first and during the second calendar quarters.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman

July 20, 2004

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


MANAGER OVERVIEW

Performance Review

Since the fund's inception on July 28, 2003, to the end of the reporting period ended May 31, 2004, the fund returned -1.63% based on its New York Stock Exchange ("NYSE") market price and 8.44% based on its net asset value ("NAV")/ii/ per share. The fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index/iii/ returned 3.23% and the fund's Lipper global income closed-end funds category average was 8.72% during the time period from July 31, 2003 to May 31, 2004./iv/ Please note that Lipper performance returns are based on each fund's NAV.

During the 10-month period, the fund made distributions to shareholders totaling $1.03 per share, including a special dividend to investors in December 2003. The performance table shows the fund's 30-day SEC and annualized distribution yields, as well as approximately the 10-month total return based on its NAV and market price as of May 31, 2004. Past performance is no guarantee of future results. The fund's yields will vary.


                      FUND PERFORMANCE AS OF MAY 31, 2004

                30-Day  Annualized
                 SEC   Distribution 7/28/03-5/31/04
Price Per Share Yield     Yield      Total Return
 $14.50 (NAV)   7.76%     8.79%         8.44%
 $13.76 (NYSE)  7.36%     9.27%         -1.63%

  All figures represent past performance and are no guarantee of future results. The fund's yields will vary.

  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The "SEC yield" is a return figure often quoted by bond and other fixed income mutual funds. This quotation is based on the most recent 30-day (or one month) period covered by the fund's filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund's expenses for the period. The annualized distribution yield assumes a current monthly income dividend rate of $0.10625 for 12 months. These yields are as of May 31, 2004 and are subject to change.


Investment-Grade Debt

The performance of the bond market over the past year has been strongly linked to anticipated actions of the Fed and its accompanying economic data. In June, the Fed, concerned about deflation and looking to lift the economy, set their Federal funds target rate at 1%; it's lowest level in 45 years. This move initially caused short-term rates to fall, but signs of stronger economic growth soon started to boost yields dramatically. Five-year Treasury yields rose more than 125 basis points/v/ from their mid-June lows to end-July highs, and ten-year yields reached their highs for the year. Volatility ensued in September when the Fed made it clear that they had little or no intention of raising rates for a "considerable period" due to soft growth and inflation levels that appeared to be fully in check. This caused five-year yields to fall nearly 65 basis points. The next six months were relatively stable as the economy showed signs of a turnaround with a very strong third quarter GDP of 8.2%. Nevertheless, despite the strength of the economy, the Fed held fast to its 1% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers combined with inflation fighting language from the Fed, led to another rise in Treasury yields, with ten-year yields rising over 100 basis points from their early March lows. By the end of May, the market had priced in a 25-basis-point increase in the Fed funds rate, anticipating that tightening will begin in June.

U.S. High-Yield Debt

The U.S. high-yield bond market, as represented by the Citigroup High Yield Market Index/vi/ ("High Yield Index"), returned 8.80%, from the time period of July 28, 2003 to May 31, 2004. During the autumn, the high-yield market regained the momentum it lost over the summer, amid July's volatility in the U.S. Treasury bond market. Throughout much of the reporting period, the high-yield market advanced amid record inflows into high-yield funds as U.S. Treasury bond prices stabilized. Fundamentals also supported the market as many companies generated better-than-expected earnings and default rates continued to decline substantially compared to 2002. Additionally, increased capital market transactions fortified the balance sheets of corporate bond issuers in the healthier economic environment.

Following a strong run over 2003, high-yield bond prices began to retreat in late January due to profit taking, as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking, and greater focus on company fundamentals.
In March, investors sought haven in higher-rated bonds in the non-investment-grade universe, as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower.

However, economic data released in April showing an improving labor market, and signs of higher inflation sparked another sell-off in U.S. Treasury bonds, as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases (although projections, which are subject to change, varied among investors and no one can say for sure when rates will rise). Once again, the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund net redemptions.

Competitive Yields

Based on the 8.46% yield of the High Yield Index as of May 31, 2004, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes. However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Following a strong run over 2003, the high-yield bond market has not rallied as significantly during 2004 due to recent valuations and the back-up in U.S. Treasuries. However, the recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective. The fund remained overweight in lower-rated securities, based upon our rationale that the fund could benefit from an improving economy and potentially outperform higher-rated quality credits if interest rates were to rise.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


Emerging Markets Debt

Emerging markets debt, as represented by the J.P. Morgan Emerging Markets Bond Index Plus/vii/ ("EMBI+"), returned 4.36% for the period from July 28, 2003 through May 31, 2004. After a 10-month rally, the emerging markets debt market temporarily came to a halt in late June following a sell-off of U.S. Treasury bonds. In July, U.S. Treasury bond prices fell further following a report stating that economic growth had sharply accelerated, which prompted investors to question if the Fed's rate-cutting cycle had run its course. However, sovereign debt markets rebounded through the fall and early winter, as Treasury markets stabilized and investors refocused their attention on the strong fundamentals in improving emerging market economies.

The emerging debt markets started 2004 strong, as markets remained generally calm amid a relatively benign stretch in the U.S. Treasury bond markets and hedge funds joined crossover buyers in adding to their emerging markets debt allocations. Emerging markets were disrupted again in April after U.S. Treasury bonds sold off and yields rose following an extremely strong March U.S. jobs report and comments from the Fed about the economy and inflation concerns in the U.S. April saw the EMBI+'s largest sell-off since July of 2001, with sovereign spreads/viii/ over U.S. Treasuries widening to levels not seen since October of last year. This sell-off was driven almost entirely by technical factors, as many traders reacted to the upward interest rate pressure by selling their emerging markets debt positions in an effort to take profits, unwind existing leveraged positions and decrease their overall risk.

Through all of this, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture and oil, provided positive support for many emerging market countries. Oil prices, in particular, remained high, favoring oil exporters, but fears remained that high energy prices might dampen the global recovery. Revenues from oil production contributed to positive performance in Ecuador, Russia and Venezuela.

Spreads tightened during the 12-month period ended May 31, 2004, closing at 508 basis points over U.S. Treasuries. Over the same period, 12-month return volatility stood at 8.73%,/ix/ substantially below long-term historical levels of 16%.

Factors Influencing Fund Performance

We began the period, starting with the fund's inception in late July 2003, with a relatively conservative investment-grade position of about 17.4%, concentrated primarily in U.S. mortgages. However, the fund increased its investment-grade allocations after September, which was a weak month for mortgages, and was rewarded with five months of strong duration-adjusted returns over U.S. Treasuries. Returns began to slow in March and April in response to upward interest rate pressure and rising Treasury yields resulting from the months' strong job reports, which were seen as potentially inflationary. Nevertheless, the increased allocation to safer investment-grade debt away from higher-yielding assets added to the period's performance and stability. We also added an allocation to non-U.S. investment-grade debt, which outperformed its domestic counterpart, to take advantage of tactical opportunities and increase diversification within the investment-grade portion of the portfolio. As the probability for rising rates remained within the U.S., this non-U.S. allocation proved less rate sensitive and, thus, contributed to total returns throughout the period.

The top-performing sectors in the high yield portion of the portfolio for the period included automotive, cable, communication towers, consumer products and restaurants. The most significant underperforming sectors included airlines, broadcast/outdoor, healthcare, homebuilders and satellites. The portfolio benefited from overweighting lower quality issues and the communications towers,

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


consumer products and restaurant sectors, and underweighting in the airline, homebuilder and satellite sectors. The portfolio's exposure to an overweighting in the healthcare sector and underweightings in the automotive and utilities sectors detracted from performance. We added to the fund's positions in issues rated CCC and in the chemicals, communication towers, consumer products, containers and metals/mining sectors, and reduced the fund's exposure to the cable, food/beverages, gaming and wireless sectors. We reduced our allocations to high-yield by approximately 9.0%, since the inception of the fund in late July 2003 through the end of the period.

Our initial investment of approximately 40% in emerging markets debt at the fund's inception positively contributed to performance for the period, as it enabled us to benefit from maximum exposure to emerging markets for the majority of the rally following the July sell-off. While we maintained our positive outlook on emerging markets debt throughout the period, during the first quarter of 2004, we significantly reduced our emerging markets debt exposure in the fund to slightly less than 25% of the total portfolio based on our forecast of increased volatility in the emerging markets. The fund's early overweights in Ecuador and Brazil were strong contributors to outperformance for the majority of the period, but detracted slightly during the last three months, as Brazil and Ecuador led the asset class' sell-off. The fund's longstanding underweight in Argentina and tactical underweight in Russia positively contributed to performance as Argentine and Russian debt underperformed the market through the period. Fund performance was also positively impacted by the use of leverage./x/

Sector rotation between investment grade, high yield and emerging markets debt was key to the fund's outperformance during the period. Specifically, the tactical shift out of emerging markets debt, primarily into U.S. mortgage-backed and non-U.S. investment grade securities, limited the impact of the sell-off in emerging markets in 2004 and significantly reduced the fund's exposure to credit risk. Such rotation also increased the fund's exposure to the U.S. mortgage market, which benefited from low interest rates through the period. We have maintained the duration of this portfolio less than four years since inception. The fund's NAV performed positively in response to our active sector management, reaching above its initial level by the close of the period.

Looking for Additional Information?

The fund is traded under the symbol "EHI" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XEHIX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial web sites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


Thank you for your investment in the Salomon Brothers Global High Income Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Peter J. Wilby                        /s/ Beth A. Semmel

Peter J. Wilby, CFA
                                          Beth A. Semmel, CFA
President                                 Executive Vice President

/s/ James E. Craige                       /s/ Roger M. Lavan

James E. Craige, CFA
                                          Roger M. Lavan, CFA
Executive Vice President
                                          Executive Vice President

June 23, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: An investment in the fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Leverage may magnify gains and increase losses in the fund's portfolio.
Portfolio holdings and breakdowns are as of May 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Federal Home Loan Mortgage Corporation 5.50%, 30 year (15.35%); Federal National Mortgage Association (FNMA), 6.0%, 30 years (13.70%); Federal National Mortgage Association (FNMA), 4.50%, 30 years (8.37%); Federal Home Loan Mortgage Corporation (FHLMC), 5.0%, 30 years (6.50%); Federal Republic of Brazil, DCB, Series L, 2.125% due 4/15/12 (5.24%); Russian Federation, 5.0% due 3/31/30
(3.05%); Russian Federation, 12.750% due 6/24/28 (3.02%); United Mexican States, 6.375% Due 1/16/13 (2.87%); Republic of Germany, 4.250% due 2/15/08
(2.48%); Republic of France, 3.500% due 1/12/08 (2.48%). Please refer to pages 8 through 17 for a list and percentage breakdown of the fund's holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five category holdings as of May 31, 2004 were: U.S. Government Agencies and Obligations (46.21%); Brazil (8.70%); Consumer Non-Cyclicals (8.18%); Basic Industries (7.78%); Germany (7.39%). The fund's portfolio composition is subject to change at any time.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/"GDP" stands for gross domestic product, which is a market value of goods and services produced by labor and property in a given country.
/ii/NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.
/iii/The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Returns are based on the time period from July 31, 2004 to May 31, 2004.
/iv/Lipper, Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the time period from July 31, 2003 to May 31, 2004, calculated among the 8 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.
/v/A basis point is one one-hundredth (1/100 or 0.01) of one percent.
/vi/The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
/vii/The J.P. Morgan Emerging Markets Bond Index Plus is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
/viii/Sovereign spreads are the difference between the yields on emerging market debt and U.S. Treasury notes.
/ix/Source: J.P. Morgan.
/x/Leverage will magnify gains and disproportionately increase losses in the fund's portfolio.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


SCHEDULE OF INVESTMENTS
May 31, 2004

    Face
   Amount                                        Security(a)                                          Value
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (B)(C) -- 27.6%
             Federal Home Loan Mortgage Corporation (FHLMC):
$ 30,000,000   5.000%, 30 year................................................................... $  28,809,360
  70,000,000   5.500%, 30 year...................................................................    67,981,230
  10,000,000   6.000%, 30 year...................................................................    10,118,750
             Federal National Mortgage Association (FNMA):
  40,000,000   4.500%, 30 year...................................................................    37,087,520
  60,000,000   6.000%, 30 year...................................................................    60,693,720
                                                                                                  -------------

             TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost -- $204,712,501)...............   204,690,580
                                                                                                  -------------
CORPORATE BONDS -- 21.1%
Basic Industries -- 4.6%
   1,000,000 AK Steel Corp., 7.875% due 2/15/09..................................................       902,500
     650,000 Anchor Glass Container Corp., Secured Notes, 11.000% due 2/15/13....................       744,250
   1,750,000 Applied Extrusion Technologies, Inc., Series B, 10.750% due 7/1/11..................     1,102,500
   1,250,000 Berry Plastics Corp., 10.750% due 7/15/12...........................................     1,387,500
     800,000 Bowater Inc., Debentures, 9.500% due 10/15/12.......................................       873,246
   1,500,000 Buckeye Technologies Inc., Sr. Sub. Notes, 8.000% due 10/15/10......................     1,402,500
     750,000 Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11..............................       826,875
   1,375,000 Ethyl Corp., 8.875% due 5/1/10......................................................     1,457,500
   1,000,000 Huntsman Advanced Materials LLC, Secured Notes, 11.000% due 7/15/10 (d).............     1,117,500
   2,000,000 Huntsman ICI Chemicals 10.125% due 7/1/09...........................................     2,060,000
   1,400,000 IMCO Recycling Inc., Secured Notes, 10.375% due 10/15/10............................     1,477,000
      50,000 ISP Holdings Inc., Secured Notes, Series B, 10.625% due 12/15/09....................        54,750
     800,000 Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14 (d)..............................       822,000
   1,500,000 Koppers Inc., 9.875% due 10/15/13 (d)...............................................     1,620,000
   1,425,000 Lyondell Chemical Co., Secured Notes, Series A, 9.625% due 5/1/07...................     1,496,250
   1,250,000 MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12.................................     1,362,500
   2,000,000 Millennium America Inc., 9.250% due 6/15/08.........................................     2,130,000
     450,000 Mueller Holdings, Inc., (zero coupon until 4/15/09, 14.750% thereafter), due 4/15/14       247,500
   1,700,000 Plastipak Holdings Inc., 10.750% due 9/1/11.........................................     1,831,750
   1,500,000 Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10...............................     1,297,500
   1,500,000 Resolution Performance Products LLC, Sr. Sub. Notes, 13.500% due 11/15/10...........     1,320,000
   1,575,000 Rhodia SA, Sr. Sub. Notes, 8.875% due 6/1/11 (d)....................................     1,212,750
             Stone Container Corp., Sr. Notes:
     950,000   9.750% due 2/1/11.................................................................     1,035,500
   1,000,000   8.375% due 7/1/12.................................................................     1,035,000
   1,400,000 Tekni-Plex, Inc., Series B, 12.750% due 6/15/10.....................................     1,393,000

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

    Face
   Amount                                  Security(a)                                   Value
--------------------------------------------------------------------------------------------------
Basic Industries -- 4.6% (continued)
             Tembec Industries, Inc.:
$    400,000   8.625% due 6/30/09................................................... $     402,000
   1,150,000   8.500% due 2/1/11....................................................     1,155,750
   1,375,000 Westlake Chemical Corp., 8.750% due 7/15/11............................     1,491,875
   1,150,000 Wolverine Tube, Inc., 10.500% due 4/1/09...............................     1,213,250
                                                                                     -------------
                                                                                        34,472,746
                                                                                     -------------
Consumer Cyclicals -- 2.3%
   2,000,000 Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10.....................     2,180,000
   1,000,000 Carrols Corp., 9.500% due 12/1/08......................................     1,025,000
   1,725,000 Cole National Group, Inc., Sr. Sub. Notes, 8.875% due 5/15/12..........     1,837,125
   1,000,000 Courtyard By Marriott II L.P., Sr. Notes, Series B, 10.750% due 2/1/08.     1,006,250
   1,400,000 Elan, Secured Notes, 7.720% due 3/15/05 (e)............................     1,407,000
             Eye Care Centers of America, Inc.:
   2,000,000   5.350% due 5/1/08 (e)................................................     1,870,000
     325,000   9.125% due 5/1/08....................................................       320,125
     521,000 FelCor Lodging L.P., 10.000% due 9/15/08...............................       558,773
     500,000 Finlay Enterprises, Inc., 9.000% due 5/1/08............................       518,125
   1,000,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08................     1,031,250
   1,000,000 John Q. Hammons Hotels L.P., 1st Mortgage, Series B, 8.875% due 5/15/12     1,085,000
   1,200,000 Leslie's Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08............     1,230,000
             Levi Strauss & Co., Sr. Notes:
   1,000,000   11.625% due 1/15/08..................................................       940,000
     625,000   12.250% due 12/15/12.................................................       573,438
   1,000,000 MeriStar Hospitality Operating Partnership, L.P., 10.500% due 6/15/09..     1,065,000
     500,000 Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375% due 5/1/12...       512,500
                                                                                     -------------
                                                                                        17,159,586
                                                                                     -------------
Consumer Non-Cyclicals -- 4.9%
     925,000 aaiPharma Inc., 11.500% due 4/1/10.....................................       786,250
   1,229,448 Ahold Lease U.S.A., Inc., Series A-1, 7.820% due 1/2/20................     1,211,775
   2,800,000 AKI, Inc., Sr. Notes, 10.500% due 7/1/08...............................     2,926,000
   1,100,000 AmeriPath, Inc., 10.500% due 4/1/13....................................     1,111,000
     337,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08......................       342,055
     725,000 Athena Neurosciences Finance LLC, 7.250% due 2/21/08...................       719,562
   1,500,000 Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07.................     1,372,500
     585,000 Elizabeth Arden, Inc., Secured Notes, Series B, 11.750% due 2/1/11.....       699,075
     750,000 Extendicare Health Services, Inc., 9.500% due 7/1/10...................       830,625
     700,000 Genesis HealthCare Corp., Sr. Sub. Notes, 8.000% due 10/15/13 (d)......       721,000

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

    Face
   Amount                                     Security(a)                                      Value
--------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 4.9% (continued)
$    600,000 Herbst Gaming, Inc., Secured Notes, Series B, 10.750% due 9/1/08............. $     693,000
   1,400,000 Hines Nurseries Inc., 10.250% due 10/1/11....................................     1,498,000
   2,500,000 Home Interiors & Gifts, Inc., 10.125% due 6/1/08.............................     2,543,750
   1,625,000 Icon Health & Fitness, Inc., 11.250% due 4/1/12..............................     1,779,375
   1,375,000 Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10 (d)     1,505,625
   1,000,000 InSight Health Services Corp., Series B, 9.875% due 11/1/11..................     1,022,500
   1,520,000 Jafra Cosmetics International Inc., 10.750% due 5/15/11......................     1,687,200
     675,000 Kerzner International Ltd., 8.875% due 8/15/11...............................       715,500
     650,000 Park Place Entertainment Corp., Sr. Sub. Notes, 8.875% due 9/15/08...........       708,500
             Pinnacle Entertainment, Inc.:
     800,000   8.750% due 10/1/13.........................................................       790,000
   1,000,000   Sr. Sub. Notes, 8.250% due 3/15/12 (d).....................................       952,500
   1,000,000 Psychiatric Solutions, Inc., Sr. Sub. Notes, 10.625% due 6/15/13.............     1,137,500
   1,000,000 Rite Aid Corp., Notes, 6.125% due 12/15/08 (d)...............................       925,000
     525,000 Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 (d)...................       514,500
             Swift & Co.:
     250,000   10.125% due 10/1/09........................................................       268,750
   1,000,000   Sr. Sub. Notes, 12.500% due 1/1/10.........................................     1,055,000
     536,000 Tempur-Pedic Inc. & Tempur Production U.S.A. Inc.,
              Sr. Sub. Notes, 10.250% due 8/15/10 (d).....................................       608,360
             Tenet Healthcare Corp.:
     125,000   Notes, 7.375% due 2/1/13...................................................       111,875
   1,250,000   Sr. Notes, 6.500% due 6/1/12...............................................     1,068,750
   2,000,000 Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (d)...     2,095,000
   1,500,000 United Industries Corp., Series D, 9.875% due 4/1/09.........................     1,571,250
   1,100,000 Vanguard Health Systems, Inc., 9.750% due 8/1/11.............................     1,185,250
     475,000 Venetian Casino Resort, LLC, 11.000% due 6/15/10.............................       548,031
     500,000 Vicar Operating, Inc., 9.875% due 12/1/09....................................       552,500
                                                                                           -------------
                                                                                              36,257,558
                                                                                           -------------
Energy -- 1.3%
   3,000,000 Dynegy Holdings Inc., Secured Notes, 7.640% due 7/15/08 (d)(e)...............     3,180,000
             El Paso Corp.:
     125,000   Notes, 7.875% due 6/15/12..................................................       110,625
               Sr. Notes:
   1,500,000    7.375% due 12/15/12.......................................................     1,275,000
     100,000    7.750% due 1/15/32........................................................        79,250
     395,000 The Houston Exploration Co., Sr. Sub. Notes, 7.000% due 6/15/13..............       393,025

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

    Face
   Amount                                           Security(a)                                         Value
--------------------------------------------------------------------------------------------------------------------
Energy -- 1.3% (continued)
$  1,250,000    Magnum Hunter Resources, Inc., 9.600% due 3/15/12.................................. $   1,365,625
                Swift Energy Co., Sr. Sub. Notes:
   1,000,000      10.250% due 8/1/09...............................................................     1,060,000
     275,000      9.375% due 5/1/12................................................................       297,000
                The Williams Cos., Inc.:
   1,000,000      Notes, 7.625% due 7/15/19........................................................       942,500
     850,000      Sr. Notes, 8.625% due 6/1/10.....................................................       930,750
                                                                                                    -------------
                                                                                                        9,633,775
                                                                                                    -------------
Housing Related -- 0.2%
   1,400,000    Norcraft Cos. L.P., Sr. Sub. Notes, 9.000% due 11/1/11 (d).........................     1,473,500
                                                                                                    -------------
Manufacturing -- 1.4%
   1,500,000    Blount Inc., 13.000% due 8/1/09....................................................     1,590,000
     550,000    Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (d)............................       580,250
   1,350,000    Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13........................     1,447,875
     200,000    General Binding Corp., 9.375% due 6/1/08...........................................       208,000
     750,000    Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13 (d)........       798,750
   1,500,000    Motors and Gears Inc., Sr. Notes, Series D, 10.750% due 11/15/06...................     1,267,500
   1,250,000    Sequa Corp., Sr. Notes, Series B, 8.875% due 4/1/08................................     1,325,000
     892,000    TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13.................................     1,001,270
                Wesco Distribution Inc.:
   1,000,000      9.125% due 6/1/08................................................................     1,018,750
     990,000      Series B, 9.125% due 6/1/08......................................................     1,008,562
                                                                                                    -------------
                                                                                                       10,245,957
                                                                                                    -------------
Media and Cable -- 2.6%
   1,825,000    Cablevision Systems Corp., Sr. Notes, 5.670% due 4/1/09 (d)(e).....................     1,875,187
                Charter Communications Holdings, LLC:
   2,500,000      Sr. Discount Notes, (zero coupon until 5/15/06, 11.750% thereafter), due 5/15/11.     1,662,500
                  Sr. Notes:
     650,000       8.250% due 4/1/07...............................................................       607,750
   1,500,000       10.000% due 5/15/11.............................................................     1,237,500
   1,400,000    Dex Media West LLC, Sr. Sub. Notes, 9.875% due 8/15/13 (d).........................     1,548,750
   2,652,753    Hollinger Participation Trust, Sr. Notes, Payment-in-Kind, 12.125% due 11/15/10 (d)     2,983,829
   1,300,000    Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08,
                 11.500% thereafter), due 10/15/13 (d).............................................       724,750
   1,000,000    Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10..............................     1,090,000
     500,000    Interep National Radio Sales, Inc., Series B, 10.000% due 7/1/08...................       452,500
   1,000,000    LodgeNet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13..............     1,095,000

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

    Face
   Amount                                          Security(a)                                            Value
----------------------------------------------------------------------------------------------------------------------
Media and Cable -- 2.6% (continued)
$    525,000 Mediacom Broadband LLC, 11.000% due 7/15/13............................................. $     557,813
     275,000 Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.............................................       266,750
     850,000 NextMedia Operating, Inc., 10.750% due 7/1/11...........................................       956,250
     175,000 NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (d)........................................       180,250
   1,000,000 R.H. Donnelly Finance Corp. I, 10.875% due 12/15/12.....................................     1,175,000
      10,490 Spanish Broadcasting System, Inc., 10.750% due 10/15/13 (d).............................     1,062,113
   1,400,000 Von Hoffmann Corp., 10.250% due 3/15/09.................................................     1,396,500
                                                                                                      -------------
                                                                                                         18,872,442
                                                                                                      -------------
Services and Other -- 0.5%
     992,500 Advanstar Communications Inc., Secured Notes, 8.750% due 8/15/08 (e)....................     1,038,403
     900,000 Allied Waste North America, Inc., Sr. Notes, 7.375% due 4/15/14 (d).....................       859,500
     700,000 Mail-Well I Corp., Sr. Sub. Notes, 7.875% due 12/1/13 (d)...............................       647,500
   1,375,000 Muzak LLC, Sr. Notes, 10.000% due 2/15/09...............................................     1,326,875
                                                                                                      -------------
                                                                                                          3,872,278
                                                                                                      -------------
Technology -- 0.2%
   2,025,000 Lucent Technologies Inc., Debentures, 6.450% due 3/15/29................................     1,539,000
                                                                                                      -------------
Telecommunications -- 1.6%
     425,000 ACC Escrow Corp., Sr. Notes, Series B, 10.000% due 8/1/11...............................       376,125
             Alamosa (Delaware), Inc.:
     487,500   11.000% due 7/31/10...................................................................       536,250
     679,110   Zero coupon until 7/31/05, (12.000% thereafter), due 7/31/09..........................       662,132
   1,450,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09......................................     1,558,750
             Crown Castle International Corp., Sr. Notes:
     675,000   7.500% due 12/1/13....................................................................       654,750
   1,000,000   Series B, 7.500% due 12/1/13..........................................................       970,000
     175,000 Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15...............................       177,188
             Qwest Services Corp., Notes:
   1,000,000   13.500% due 12/15/10 (d)..............................................................     1,157,500
   1,750,000   14.000% due 12/15/14 (d)..............................................................     2,082,500
             SBA Communications Corp.:
     275,000   Sr. Discount Notes, (zero coupon until 12/15/07, 9.750% thereafter), due 12/15/11 (d).       202,125
   2,400,000   Sr. Notes, 10.250% due 2/1/09.........................................................     2,388,000
   1,125,000 UbiquiTel Operating Co., (zero coupon until 4/15/05, 14.000% thereafter), due 4/15/10...     1,108,125
     300,000 Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13...................................       310,500
                                                                                                      -------------
                                                                                                         12,183,945
                                                                                                      -------------

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

   Face
  Amount                                          Security(a)                                          Value
----------------------------------------------------------------------------------------------------------------
Transportation -- 0.2%
             Continental Airlines, Inc., Pass Through Certificates:
$    596,097   Series 974C, 6.800% due 7/2/07..................................................... $     536,025
     771,495   Series 981C, 6.541% due 9/15/08....................................................       692,548
                                                                                                   -------------
                                                                                                       1,228,573
                                                                                                   -------------
Utilities -- 1.3%
             The AES Corp., Sr. Notes:
     525,000   9.375% due 9/15/10.................................................................       547,313
     875,000   7.750% due 3/1/14..................................................................       835,625
   1,000,000 Allegheny Energy Supply Statutory Trust 2001, Secured Notes, 10.250% due 11/15/07 (d)     1,085,000
   2,150,000 Calpine Canada Energy Finance ULC, 8.500% due 5/1/08.................................     1,273,875
   2,000,000 Calpine Corp., Secured Notes, 8.500% due 7/15/10 (d).................................     1,680,000
             Edison Mission Energy, Sr. Notes:
   1,525,000   10.000% due 8/15/08................................................................     1,608,875
     175,000   9.875% due 4/15/11.................................................................       176,750
   1,050,000 NRG Energy Inc., Secured Notes, 8.000% due 12/15/13 (d)..............................     1,052,625
             Reliant Resources, Inc., Secured Notes:
      25,000   9.250% due 7/15/10.................................................................        26,500
   1,425,000   9.500% due 7/15/13.................................................................     1,517,625
                                                                                                   -------------
                                                                                                       9,804,188
                                                                                                   -------------

             TOTAL CORPORATE BONDS (Cost -- $153,531,145).........................................   156,743,548
                                                                                                   -------------
CONVERTIBLE BONDS -- 0.1%
     324,000 Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04 (Cost -- $321,790)................       322,380
                                                                                                   -------------
   Face
  Amount+
-------------
SOVEREIGN BONDS -- 29.0%
Argentina -- 0.3%
             Republic of Argentina:
   3,425,000   2.523% due 3/31/23 (e).............................................................     1,793,844
   1,100,000   6.000% due 3/31/23.................................................................       569,250
                                                                                                   -------------
                                                                                                       2,363,094
                                                                                                   -------------
Brazil -- 5.2%
             Federal Republic of Brazil:
   1,150,000   11.000% due 8/17/40................................................................     1,036,437
  28,141,176   DCB, Series L, 2.125% due 4/15/12 (e)..............................................    23,199,030
   8,653,846   FLIRB, Series L, 2.063% due 4/15/09 (e)............................................     7,658,654
   7,417,770   NMB, Series L, 8.000% due 4/15/14..................................................     6,624,996
                                                                                                   -------------
                                                                                                      38,519,117
                                                                                                   -------------

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

     Face
    Amount+                               Security(a)                              Value
--------------------------------------------------------------------------------------------
Bulgaria -- 0.4%
  3,035,714      Republic of Bulgaria, FLIRB, Series A, 2.000% due 7/28/12 (e) $   3,005,357
                                                                               -------------
Colombia -- 0.9%
  7,100,000      Republic of Colombia, 10.375% due 1/28/33....................     6,656,250
                                                                               -------------
Costa Rica -- 0.1%
  1,025,000      Republic of Costa Rica, 9.995% due 8/1/20....................     1,132,625
                                                                               -------------
Dominican Republic -- 0.1%
  1,050,000      Dominican Republic, 9.500% due 9/27/06.......................       808,500
                                                                               -------------
Ecuador -- 1.3%
                 Republic of Ecuador:
  6,955,000        12.000% due 11/15/12.......................................     6,294,275
  5,280,000        7.000% due 8/15/30 (e).....................................     3,722,400
                                                                               -------------
                                                                                  10,016,675
                                                                               -------------
El Salvador -- 0.1%
    425,000      Republic of El Salvador, 7.750% due 1/24/23..................       442,000
                                                                               -------------
Finland -- 1.4%
 7,500,000 /EUR/ Republic of Finland, 5.750% due 2/23/11......................    10,139,012
                                                                               -------------
France -- 1.5%
 8,900,000 /EUR/ Republic of France, 3.500% due 1/12/08.......................    10,971,692
                                                                               -------------
Germany -- 4.4%
                 Republic of Germany:
 8,700,000 /EUR/   4.250% due 2/15/08.........................................    11,002,314
 8,400,000 /EUR/   4.750% due 7/4/08..........................................    10,790,316
 8,300,000 /EUR/   5.250% due 1/4/11..........................................    10,929,375
                                                                               -------------
                                                                                  32,722,005
                                                                               -------------
Mexico -- 3.5%
                 Petroleos Mexicanos:
    800,000        9.500% due 9/15/27.........................................       908,000
  5,000,000        Debentures, 8.625% due 12/1/23.............................     5,200,000
                 United Mexican States:
 12,690,000        6.375% due 1/16/13.........................................    12,709,035
    294,000        5.875% due 1/15/14.........................................       282,681
  1,100,000        6.625% due 3/3/15..........................................     1,097,800
  4,000,000        11.375% due 9/15/16........................................     5,608,000
                                                                               -------------
                                                                                  25,805,516
                                                                               -------------

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

      Face
     Amount+                      Security(a)                       Value
  ---------------------------------------------------------------------------
  Netherlands -- 1.4%
  8,100,000/EUR/ Republic of Netherlands, 5.000% due 7/15/11... $  10,479,360
                                                                -------------
  Panama -- 1.3%
                 Republic of Panama:
       3,300,000   9.375% due 4/1/29...........................     3,621,750
       6,696,514   IRB, 2.000% due 7/17/14 (e).................     6,160,793
                                                                -------------
                                                                    9,782,543
                                                                -------------
  Peru -- 0.7%
       6,100,000 Republic of Peru, FLIRB, 4.500% due 3/7/17 (e)     4,880,000
                                                                -------------
  Philippines -- 1.0%
                 Republic of Philippines:
       1,475,000   9.000% due 2/15/13..........................     1,456,563
       3,500,000   9.375% due 1/18/17..........................     3,561,250
       2,000,000   10.625% due 3/16/25.........................     2,055,000
                                                                -------------
                                                                    7,072,813
                                                                -------------
  Russia -- 3.6%
                 Russian Federation:
       9,150,000   12.750% due 6/24/28.........................    13,359,000
      14,850,000   5.000% due 3/31/30 (e)......................    13,504,219
                                                                -------------
                                                                   26,863,219
                                                                -------------
  Turkey -- 0.9%
                 Republic of Turkey:
       4,725,000   11.500% due 1/23/12.........................     5,221,125
       1,420,000   11.875% due 1/15/30.........................     1,641,875
                                                                -------------
                                                                    6,863,000
                                                                -------------
  Venezuela -- 0.9%
                 Republic of Venezuela:
       4,270,000   5.375% due 8/7/10...........................     3,320,993
       3,450,000   9.250% due 9/15/27..........................     2,896,275
         761,880   DCB, Series DL, 2.125% due 12/18/07 (e).....       718,072
                                                                -------------
                                                                    6,935,340
                                                                -------------

                 TOTAL SOVEREIGN BONDS (Cost -- $218,848,791)..   215,458,118
                                                                -------------

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

    Face
   Amount                                          Security(a)                                            Value
-------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS (E)(F) -- 0.7%
$  5,070,455 Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09 (UBS Financial Services, Inc.)
              (Cost -- $4,934,721)................................................................... $   4,981,722
                                                                                                      -------------
ASSET-BACKED SECURITIES -- 0.8%
             Bear Stearns:
     158,000   5.000% due 6/30/44....................................................................       158,000
   2,000,000   5.000% due 6/30/44....................................................................     2,000,000
   1,486,239 First Consumers Master Trust, Series 2001-A, Class A, 1.430% due 9/15/08 (e)............     1,369,505
             Sail Net Interest Margin Notes, Class A:
     527,028   Series 2003-6A, 7.000% due 7/27/33 (d)................................................       525,710
     542,548   Series 2003-7A, 7.000% due 7/27/33 (d)................................................       541,191
   1,500,000 Structured Asset Investment Loan Trust, 2.950% due 10/25/33 (e).........................     1,527,315
                                                                                                      -------------

             TOTAL ASSET-BACKED SECURITIES (Cost -- $6,168,950)......................................     6,121,721
                                                                                                      -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
             Fannie Mae Strip:
  16,075,295   Series 329, Class 2, 5.500% due 1/1/33 -- Interest Only...............................     4,381,909
  19,600,552   Series 338, Class 2, 5.500% due 6/1/33 -- Interest Only...............................     5,510,186
                                                                                                      -------------

             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost -- $8,360,727)..........................     9,892,095
                                                                                                      -------------
   Shares
   ------
PREFERRED STOCK -- 0.1%
       1,395 Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13 (Cost -- $431,619).................       749,206
                                                                                                      -------------

             SUB-TOTAL INVESTMENTS (Cost -- $597,310,244)............................................   598,959,370
                                                                                                      -------------
    Face
   Amount
   ------
REPURCHASE AGREEMENTS -- 19.3%
$ 73,000,000 Banc of America Securities LLC dated 5/28/04, 1.010% due 6/1/04; Proceeds at maturity --
              $73,008,192; (Fully collateralized by Fannie Mae, Freddie Mac, Federal Home Loan Bank
              and Federal Farm Credit Bank Notes and Bonds, 1.400% to 7.125% due 12/15/04 to
              6/26/28; Market value -- $74,460,151)..................................................    73,000,000

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

May 31, 2004

    Face
   Amount                                            Security(a)                                              Value
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 19.3% (CONTINUED)
$ 70,000,000 Merrill Lynch, Pierce, Fenner & Smith Inc. dated 5/28/04, 1.020% due 6/1/04; Proceeds at maturity -- $70,007,933; (Fully collateralized by various U.S. Treasury obligations, 0.000%
              to 6.250% due 7/15/04 to 4/7/11; Market value -- $71,400,413).............................. $  70,000,000
                                                                                                          -------------

             TOTAL REPURCHASE AGREEMENTS (Cost -- $143,000,000)..........................................   143,000,000
                                                                                                          -------------

             TOTAL INVESTMENTS -- 100.0% (Cost -- $740,310,244*)......................................... $ 741,959,370
                                                                                                          =============

--------
+ Face amount denominated in U.S. dollars unless otherwise indicated.
(a)All securities are segregated as collateral pursuant to revolving credit facility, forward foreign currency contracts or "to-be-announced" securities.
(b)Security acquired under mortgage dollar roll agreement (See Note 7).
(c)Security is traded on a "to-be-announced" basis (See Note 8).
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.
(e)Rate shown reflects current rate on instrument with variable rates or step coupon rates.
(f)Participation interest was acquired through the financial institution indicated parenthetically.
* Aggregate cost for Federal income tax purposes is $740,763,125.

  Abbreviations used in this schedule:
  DCB       -- Debt Conversion Bond
  EUR       -- Euro
  FLIRB     -- Front Loaded Interest Reduction Bond
  IRB       -- Interest Reduction Bond
  NMB       -- New Money Bond

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


STATEMENT OF ASSETS AND LIABILITIES
May 31, 2004

       ASSETS:
          Investments, at value (Cost -- $597,310,244).... $598,959,370
          Repurchase agreements, at value (Cost --
           $143,000,000)..................................  143,000,000
          Foreign currency, at value (Cost -- $354,759)...      357,952
          Receivable for securities sold..................  161,143,965
          Interest receivable.............................    9,050,673
          Receivable from broker -- variation margin......      752,953
                                                           ------------
          Total Assets....................................  913,264,913
                                                           ------------

       LIABILITIES:
          Payable for securities purchased................  365,735,851
          Loan payable (Note 12)..........................  100,000,000
          Payable for open forward foreign currency
           contracts (Note 5).............................    1,540,199
          Bank overdraft..................................    1,235,905
          Deferred dollar roll income.....................      534,573
          Management fee payable..........................      510,561
          Offering cost payable...........................      504,384
          Interest payable (Notes 6 and 12)...............      123,293
          Accrued expenses................................      187,752
                                                           ------------
          Total Liabilities...............................  470,372,518
                                                           ------------
       Total Net Assets................................... $442,892,395
                                                           ============

       NET ASSETS:
          Par value of capital shares ($0.001 par value,
           100,000,000 shares authorized;
           30,542,075 shares outstanding)................. $     30,542
          Capital paid in excess of par value.............  436,689,863
          Undistributed net investment income.............    4,048,571
          Accumulated net realized loss from investment
           transactions and futures contracts.............   (1,415,497)
          Net unrealized appreciation of investments,
           futures contracts and foreign currencies.......    3,538,916
                                                           ------------
       Total Net Assets................................... $442,892,395
                                                           ============
       Net Asset Value, per share ($442,892,395 /                $14.50
        30,542,075 shares outstanding)....................       ======

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


STATEMENT OF OPERATIONS
For the Period Ended May 31, 2004+

INVESTMENT INCOME:
   Interest (Note 7)................................................. $37,135,733
   Dividends.........................................................     127,353
                                                                      -----------
   Total Investment Income...........................................  37,263,086
                                                                      -----------
EXPENSES:
   Management fee (Note 2)...........................................   4,772,770
   Interest expense (Notes 6 and 12).................................   1,319,822
   Legal fees........................................................     219,619
   Custody...........................................................     112,998
   Loan fees.........................................................     108,891
   Shareholder communications........................................      84,730
   Audit and tax services............................................      63,870
   Directors' fees...................................................      46,660
   Transfer agency services..........................................      34,625
   Stock exchange listing fees.......................................      30,103
   Insurance.........................................................       8,540
   Other.............................................................      64,740
                                                                      -----------
   Total Expenses....................................................   6,867,368
                                                                      -----------
Net Investment Income................................................  30,395,718
                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 3, 4 AND 5):
   Realized Gain (Loss) From:
    Investment transactions..........................................   9,260,225
    Futures contracts................................................  (8,915,566)
    Foreign currency transactions....................................   3,226,937
                                                                      -----------
   Net Realized Gain.................................................   3,571,596
                                                                      -----------
   Change in Net Unrealized Appreciation From:
    Investments......................................................   1,649,126
    Futures contracts................................................   3,426,796
    Foreign currencies...............................................  (1,537,006)
                                                                      -----------
   Increase in Net Unrealized Appreciation...........................   3,538,916
                                                                      -----------
Net Gain on Investments, Futures Contracts and Foreign Currencies....   7,110,512
                                                                      -----------
Increase in Net Assets From Operations............................... $37,506,230
                                                                      ===========

--------
+ For the period July 28, 2003 (commencement of operations) to May 31, 2004.

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended May 31, 2004+

OPERATIONS:
   Net investment income........................................................................ $ 30,395,718
   Net realized gain............................................................................    3,571,596
   Increase in net unrealized appreciation......................................................    3,538,916
                                                                                                 ------------
   Increase in Net Assets From Operations.......................................................   37,506,230
                                                                                                 ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income........................................................................  (29,548,481)
   Net realized gains...........................................................................   (1,829,628)
                                                                                                 ------------
   Decrease in Net Assets From Distributions to Shareholders....................................  (31,378,109)
                                                                                                 ------------

FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares (30,325,000 shares issued, net of $909,750 offering costs)..  433,495,875
   Proceeds from shares issued on reinvestment of dividends (210,080 shares issued).............    3,168,399
                                                                                                 ------------
   Increase in Net Assets From Fund Share Transactions..........................................  436,664,274
                                                                                                 ------------
Increase in Net Assets..........................................................................  442,792,395

NET ASSETS:
   Beginning of period..........................................................................      100,000
                                                                                                 ------------
   End of period*............................................................................... $442,892,395
                                                                                                 ============
* Includes undistributed net investment income of:..............................................   $4,048,571
                                                                                                 ============

--------
+ For the period July 28, 2003 (commencement of operations) to May 31, 2004.

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


STATEMENT OF CASH FLOWS
For the Period Ended May 31, 2004+

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received.................................. $    25,781,850
   Operating expenses paid..........................................      (4,849,233)
   Net change in offering cost payable..............................         504,384
   Net purchase of short-term investments...........................    (143,000,000)
   Realized gain on foreign currency transactions...................       3,226,937
   Realized loss on futures contracts...............................      (8,915,566)
   Net change in unrealized appreciation on futures contracts.......       3,426,796
   Net change in unrealized appreciation on foreign currencies......           3,193
   Net purchases of long-term investments...........................  (1,164,675,858)
   Proceeds from disposition of long-term investments...............     580,834,250
   Interest paid....................................................      (1,196,529)
   Net change in receivable from variation margin...................        (752,953)
                                                                     ---------------
   Net Cash Used By Operating and Investing Activities..............    (709,612,729)
                                                                     ---------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash distributions paid on Common Stock..........................     (31,378,109)
   Net receipt from dollar roll transactions........................     203,348,611
   Proceeds from sale of shares (net of $909,750 offering costs)....     433,495,875
   Proceeds from reinvestment of dividends..........................       3,168,399
   Proceeds from bank loans.........................................     100,000,000
                                                                     ---------------
   Net Cash Provided By Financing Activities........................     708,634,776
                                                                     ---------------
Net Decrease in Cash................................................        (977,953)
Cash, Beginning of period...........................................         100,000
                                                                     ---------------
Bank Overdraft, End of period....................................... $      (877,953)
                                                                     ===============

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH
FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations........................... $    37,506,230
                                                                     ---------------
   Accretion of discount on investments.............................      (5,288,868)
   Amortization of premium on investments...........................       2,528,358
   Increase in investments, at value................................    (738,994,234)
   Increase in interest receivable..................................      (9,050,673)
   Increase in receivable for investments sold......................        (914,725)
   Increase in variation margin receivable..........................        (752,953)
   Increase in payable for investments purchased....................       2,158,000
   Increase in payable for open forward foreign currency contracts..       1,540,199
   Increase in deferred dollar roll income..........................         534,573
   Increase in offering cost payable................................         504,384
   Capitalized income on payment-in-kind securities.................        (204,626)
   Increase in interest payable on loan.............................         123,293
   Increase in accrued expenses.....................................         698,313
                                                                     ---------------
   Total Adjustments................................................    (747,118,959)
                                                                     ---------------
Net Cash Flows Used By Operating and Investing Activities........... $  (709,612,729)
                                                                     ===============

--------
+ For the period July 28, 2003 (commencement of operations) to May 31, 2004.

                      See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Global High Income Fund Inc. ("Fund") was incorporated in Maryland and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield fixed income securities issued by corporate issuers, emerging market fixed income securities and investment grade fixed income securities. As a secondary objective, the Fund seeks total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

(d) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax provision is required. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

(e) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as a tax return of capital.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the statement of changes in net assets and additional information on cash receipts and cash payments is presented in the statement of cash flows.

(h) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. At May 31, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of paid-in capital amounting to $43,869 has been reclassified to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 0.85% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

In connection with SBAM's service as investment manager to the Fund, Citigroup Asset Management Ltd. ("CAM Ltd."), an indirect wholly-owned subsidiary of Citigroup, will provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund pursuant to a sub-advisory consulting agreement. SBAM will pay CAM Ltd. a fee for its services at no additional expense to the Fund.

During periods in which the Fund is utilizing financial leverage, the fee which is payable to SBAM as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fee is calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At May 31, 2004, Citigroup Financial Products Inc., an affiliate of SBAM and an indirect wholly-owned subsidiary of Citigroup, held 6,995 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

NOTE 3. PORTFOLIO ACTIVITY

During the period ended May 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

          Purchases.................................... $1,166,833,857
                                                        ==============
          Sales........................................ $  581,649,400
                                                        ==============

At May 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

           Gross unrealized appreciation................ $ 9,794,756
           Gross unrealized depreciation................  (8,598,511)
                                                         -----------
           Net unrealized appreciation.................. $ 1,196,245
                                                         ===========

NOTE 4. FUTURES CONTRACTS

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At May 31, 2004, the Fund had the following open futures contracts:

                           Number                                        Unrealized
                             of                                Market       Gain
Contracts to Sell         Contracts Expiration Basis Value     Value       (Loss)
-----------------         --------- ---------- ------------ ------------ ----------
U.S. Treasury 5 Year Note     200      6/04    $ 21,820,865 $ 21,912,500 $  (91,635)
U.S. Treasury 10 Year
  Note...................   1,333      6/04     149,981,806  146,463,375  3,518,431
                                                                         ----------
                                                                         $3,426,796
                                                                         ==========

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

At May 31, 2004, the Fund had open forward foreign currency contracts as described below. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                            Local      Market    Settlement  Unrealized
       Foreign Currency    Currency    Value        Date        Loss
       ----------------   ---------- ----------- ---------- -----------
       Contracts to Sell:
       Euro.............. 53,705,228 $63,962,926  8/25/04   $(1,540,199)
                                                            ===========

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Transactions in reverse repurchase agreements for the Fund during the period ended May 31, 2004 were as follows:

                       Average     Weighted      Maximum
                        Daily       Average      Amount
                       Balance   Interest Rate Outstanding
                     ----------- ------------- -----------
                     $12,524,590     0.90%     $20,000,000

The interest rate on reverse repurchase agreements was 0.90% during the period ended May 31, 2004. Interest expense on reverse repurchase agreements totaled $95,500.

At May 31, 2004, the Fund did not have any open reverse repurchase agreements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

NOTE 7. MORTGAGE DOLLAR ROLLS

The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. For the period ended May 31, 2004, the Fund recorded interest income of $3,386,640 related to such dollar rolls. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

The average monthly balance of mortgage dollar rolls outstanding during the period ended May 31, 2004 was $113,802,801. At May 31, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $204,712,501. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at May 31, 2004 included J.P. Morgan Chase & Co. ($64,831,056) and Bear Stearns & Co. Inc. ($61,649,028).

NOTE 8. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At May 31, 2004, the Fund held TBA securities with a total cost of $204,712,501.

NOTE 9. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At May 31, 2004, the Fund held loan participations with a total cost of $4,934,721 and a total market value of $4,981,722.

NOTE 10. CREDIT RISK

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

NOTE 11. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

NOTE 12. LOAN

At May 31, 2004, the Fund had outstanding a $100,000,000 loan pursuant to a revolving credit and security agreement with Three Pillars Funding Corp. and Citicorp North America Inc. ("CNA"), an affiliate of SBAM. In addition, CNA acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the period ended May 31, 2004, the Fund paid interest expense on this loan of $1,101,029.

NOTE 13. DIVIDENDS SUBSEQUENT TO MAY 31, 2004

On May 14, 2004, the Board of Directors ("Board") of the Fund declared three dividends from net investment income, each in the amount of $0.10625 per share, payable on June 25, 2004, July 30, 2004 and August 27, 2004 to shareholders of record on June 15, 2004, July 13, 2004 and August 17, 2004, respectively.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

NOTE 14. CAPITAL SHARES

On October 22, 2003, the Fund's Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund's common stock. The Board directed the management of the Fund to repurchase shares of the Fund's common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board. As of May 31, 2004 the Fund has not repurchased any shares since the inception of the repurchase plan.

NOTE 15. CAPITAL LOSS CARRYFORWARD

The Fund had $2,700,406 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

NOTE 16. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At May 31, 2004, the tax basis components of distributable earnings were:

                   Undistributed ordinary income $10,918,053
                                                 ===========
                   Unrealized appreciation...... $ 1,199,438
                                                 ===========

At May 31, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals and mark to market of derivative contracts.

The tax character of distributions paid during the period ended May 31, 2004 was:

                          Ordinary income $31,378,109
                                          ===========

NOTE 17. ADDITIONAL INFORMATION

Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


FINANCIAL HIGHLIGHTS

Data for a share of capital stock outstanding throughout the period ended May
31:

                                                                                 2004(1)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........................................   $14.30*
                                                                                ------
Income From Operations:
   Net investment income.....................................................     1.00
   Net realized and unrealized gain..........................................     0.23
                                                                                  --
Total Income From Operations.................................................     1.23
                                                                                  --
Less Distributions From:
   Net investment income.....................................................    (0.97)
   Net realized gains........................................................    (0.06)
                                                                                 -----
Total Distributions..........................................................    (1.03)
                                                                                 -----
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Dividends     0.00#
                                                                                  ----
Net Asset Value, End of Period...............................................   $14.50
                                                                                ======
Market Price, End of Period..................................................   $13.76
                                                                                ======
Total Return, Based on Market Price(2).......................................    (1.63)%++
Ratios to Average Net Assets:
   Total expenses, including interest expense................................     1.79%+
   Total expenses, excluding interest expense (operating expenses)...........     1.45%+
   Net investment income.....................................................     7.93%+
Supplemental Data:
   Net Assets, End of Period (000s).......................................... $442,892
   Portfolio Turnover Rate...................................................      100%**
   Loans Outstanding, End of Period (000s)................................... $100,000
   Asset Coverage (000s)..................................................... $542,892
   Asset Coverage for Loan Outstanding.......................................      543%
   Weighed Average Loan (000s)............................................... $108,367
   Weighted Average Interest Rate on Loans...................................     1.65%+

--------------------------------------------------------------------------------
(1)For the period July 28, 2003 (commencement of operations) to May 31, 2004.
(2)For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
* Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.
**Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 285%.
# Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Salomon Brothers Global High Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Global High Income Fund Inc. ("Fund") at May 31, 2004, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period July 28, 2003 (commencement of operations) through May 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
July 21, 2004

           ---------------------------------------------------------

TAX INFORMATION (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2004:

  . A total of 0.03% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

  . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 0.33%.

  . For taxable non-corporate shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of qualified dividend income distributed by the Fund is provided to shareholders on their Form 1099-Div annually.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


ADDITIONAL INFORMATION (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Global High Income Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available by contacting the transfer agent at 1-800-446-1013.

                                                                                     Number of
                                                                                   Portfolios in
                                                                                   Fund Complex
                                              Term of           Principal           Overseen by         Other
                              Position(s)   Office and        Occupation(s)          Director           Board
                               Held with     Length of         During Past          (including       Memberships
Name, Address and Age            Fund       Time Served        Five Years            the Fund)     Held by Director
---------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Carol L. Colman              Director and      Since    President, Colman               35               None
Colman Consulting Co.        Member of the     2003     Consulting Co.
278 Hawley Road              Nominating and
North Salem, NY 10560        Audit
Age 58                       Committees

Daniel P. Cronin             Director and      Since    Formerly Associate              32               None
Pfizer Inc.                  Member of the     2003     General Counsel,
235 East 42nd Street         Nominating and             Pfizer Inc.
New York, NY 10017           Audit
Age 57                       Committees

Leslie H. Gelb               Director and      Since    President, Emeritus and         32       Director of
150 East 69th Street         Member of the     2003     Senior Board Fellow, The                 two registered
New York, NY 10021           Nominating and             Council on Foreign                       investment
Age 66                       Audit                      Relations; Formerly,                     companies advised by
                             Committees                 Columnist, Deputy                        Advantage Advisers,
                                                        Editorial Page Editor and                Inc. ("Advantage")
                                                        Editor, Op-Ed Page, The
                                                        New York Times

William R. Hutchinson        Director and      Since    President, W.R.                 42       Director, Associated
535 N. Michigan              Member of the     2003     Hutchinson & Associates                  Banc-Corp.
Suite 1012                   Nominating and             Inc.; Formerly Group Vice
Chicago, IL 60611            Audit                      President, Mergers and
Age 61                       Committees                 Acquisitions, BP Amoco
                                                        p.l.c.

Riordan Roett                Director and      Since    Professor and Director,         32       Director, The Latin
The Johns Hopkins University Member of the     2003     Latin America Studies                    America Equity Fund,
1740 Massachusetts Ave., NW  Nominating and             Program, Paul H. Nitze                   Inc.
Washington, DC 20036         Audit                      School of Advanced
Age 65                       Committees                 International Studies, The
                                                        Johns Hopkins University

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

                                                                                      Number of
                                                                                    Portfolios in
                                                                                    Fund Complex
                                             Term of            Principal            Overseen by         Other
                             Position(s)   Office and         Occupation(s)           Director           Board
                              Held with     Length of          During Past           (including       Memberships
Name, Address and Age           Fund       Time Served         Five Years             the Fund)     Held by Director
-----------------------------------------------------------------------------------------------------------------------

Jeswald W. Salacuse        Director and       Since    Henry J. Braker Professor         32       Director of two
Tufts University           Member of the      2003     of Commercial Law and                      registered investment
The Fletcher School of     Nominating and              formerly Dean, The                         companies advised by
Law & Diplomacy            Audit                       Fletcher School of Law                     Advantage
160 Packard Avenue         Committees                  and Diplomacy,
Medford, MA 02155                                      Tufts University
Age 66

Interested Directors:

R. Jay Gerken, CFA/(1)/    Director,          Since    Managing Director of              221              None
Citigroup Asset            Chairman and       2003     Citigroup Global Markets
Management ("CAM")         Chief Executive             Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor Officer                     President, Chief Executive
New York, NY 10022                                     Officer and Director of
Age 53                                                 Smith Barney Fund
                                                       Management LLC
                                                       ("SBFM"), Travelers
                                                       Investment Adviser, Inc.
                                                       ("TIA") and Citi Fund
                                                       Management Inc.
                                                       ("CFM"); President and
                                                       Chief Executive Officer of
                                                       certain mutual funds
                                                       associated with Citigroup
                                                       Inc. ("Citigroup");
                                                       Formerly Portfolio
                                                       Manager of Smith Barney
                                                       Allocation Series Inc. (from
                                                       1996 to 2001) and Smith
                                                       Barney Growth and
                                                       Income Fund (from 1996
                                                       to 2000)

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

                                                                                       Number of
                                                                                     Portfolios in
                                                                                     Fund Complex
                                               Term of            Principal           Overseen by       Other
                               Position(s)   Office and         Occupation(s)          Director         Board
                                Held with     Length of          During Past          (including     Memberships
Name, Address and Age             Fund       Time Served         Five Years            the Fund)   Held by Director
-------------------------------------------------------------------------------------------------------------------
Officers:

Peter J. Wilby, CFA          President          Since    Managing Director of             N/A            N/A
CAM                                             2003     CGM and Salomon
399 Park Avenue, 4th Floor                               Brothers Asset
New York, NY 10022                                       Management Inc
Age 44                                                   ("SBAM")

Andrew B. Shoup              Senior Vice        Since    Director of CAM; Senior          N/A            N/A
CAM                          President and      2003     Vice President and Chief
125 Broad Street, 11th Floor Chief                       Administrative Officer of
New York, NY 10004           Administrative              mutual funds associated
Age 47                       Officer                     with Citigroup; Treasurer
                                                         of certain mutual funds
                                                         associated with Citigroup;
                                                         Head of International
                                                         Funds Administration of
                                                         CAM (from 2001 to 2003);
                                                         Director of Global Funds
                                                         Administration of CAM
                                                         (from 2000 to 2001); Head
                                                         of U.S. Citibank Funds
                                                         Administration of CAM
                                                         (from 1998 to 2000)

Frances M. Guggino           Chief Financial    Since    Vice President of CGM;           N/A            N/A
CAM                          Officer and        2004     Chief Financial Officer and
125 Broad Street, 10th Floor Treasurer                   Treasurer of certain mutual
New York, NY 10004                              Since    funds associated with
Age 45                                          2003     Citigroup; Controller of
                             Controller                  certain mutual funds
                                                         associated with Citigroup

James E. Craige, CFA         Executive Vice     Since    Managing Director of             N/A            N/A
CAM                          President          2003     CGM and SBAM (since
399 Park Avenue, 4th Floor                               December 1998); Director
New York, NY 10022                                       of CGM and SBAM (since
Age 37                                                   January 1998) and Vice
                                                         President of CGM and
                                                         SBAM (since January
                                                         1996)

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

                                                                                      Number of
                                                                                    Portfolios in
                                                                                    Fund Complex
                                              Term of            Principal           Overseen by       Other
                                            Office and         Occupation(s)          Director         Board
                              Position(s)    Length of          During Past          (including     Memberships
Name, Address and Age        Held with Fund Time Served         Five Years            the Fund)   Held by Director
------------------------------------------------------------------------------------------------------------------

Roger M. Lavan, CFA          Executive Vice    Since    Managing Director of             N/A            N/A
CAM                          President         2003     SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 40

Beth A. Semmel, CFA          Executive Vice    Since    Managing Director of             N/A            N/A
CAM                          President         2003     CGM and SBAM (since
399 Park Avenue, 4th Floor                              December 1998); Director
New York, NY 10022                                      of CGM and SBAM (since
Age 42                                                  January 1996)

Joseph T. Volpe              Controller        Since    Vice President of CAM            N/A            N/A
CAM                                            2004     (since 1992); Controller of
125 Broad Street, 10th Floor                            certain mutual funds
New York, NY 10004                                      associated with Citigroup;
Age 42                                                  Assistant Controller of
                                                        CAM (since 2002)

Robert I. Frenkel            Secretary and     Since    Managing Director and            N/A            N/A
CAM                          Chief Legal       2003     General Counsel of Global
300 First Stamford Place     Officer                    Mutual Funds for CAM
4th Floor                                               and its predecessor (since
Stamford, CT 06902                                      1994); Secretary of CFM
Age 48                                                  (from 2001 to 2004);
                                                        Secretary and Chief Legal
                                                        Officer of mutual funds
                                                        associated with Citigroup

--------
(1)Mr. Gerken in an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


DIVIDEND REINVESTMENT PLAN (unaudited)

Unless you elect to receive distributions in cash, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by PFPC, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by PFPC as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the "determination date") is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 43027, Boston, Massachusetts 02266-3027 or by calling the Plan Agent at 1-800-331-1710. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.



DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent's investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-800-331-1710.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

This report is transmitted to the shareholders of Salomon Brothers Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.


DIRECTORS


CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN, CFA
WILLIAM R. HUTCHINSON
RIORDAN ROETT
JESWALD W. SALACUSE


OFFICERS

R. JAY GERKEN, CFA
    Chairman
PETER J. WILBY, CFA
    President
ANDREW B. SHOUP
    Senior Vice President and
    Chief Administrative Officer
FRANCES M. GUGGINO
    Chief Financial Officer and Treasurer
JAMES E. CRAIGE, CFA
    Executive Vice President
ROGER M. LAVAN, CFA
    Executive Vice President
BETH A. SEMMEL, CFA
    Executive Vice President
JOSEPH T. VOLPE
    Controller
ROBERT I. FRENKEL
    Secretary and Chief Legal Officer


SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Inc.
    P.O. Box 43027
    Boston, Massachusetts 02266-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EHI

ITEM 2.         CODE OF ETHICS.

                The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                (a) Audit Fees for Salomon Brothers Global High Income Fund Inc. were $67,000 for the period ended 5/31/04.

                (b) Audit-Related Fees for Salomon Brothers Global High Income Fund Inc. were $8,500 for the period ended 5/31/04. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

                        In addition, there were no Audit-Related Fees billed in the period ended 5/31/04 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Global High Income Fund Inc. ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period 7/28/03 through 5/31/04.

                (c) Tax Fees for Salomon Brothers Global High Income Fund Inc. were $4,300 for the period ended 5/31/04. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, and tax distribution and analysis planning), rendered by the Accountant to Salomon Brothers Global High Income Fund Inc.

                        There were no fees billed for tax services by the Accountants to service affiliates for the period ended 5/31/04 that required pre-approval by the Audit Committee.

                (d) There were no All Other Fees for Salomon Brothers Global High Income Fund Inc. for the period ended 5/31/04.

                        All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Global High Income Fund Inc., requiring pre-approval by the Audit Committee for the period 7/28/04 through 5/31/04, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750, all of which were pre-approved by the Audit Committee.

                (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                        The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                        The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include:
                        (i) bookkeeping or other services related to the accounting records or financial statements of the Fund;
                        (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources;
                        (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                        Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                (f)     N/A

                (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Global High Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Global High Income Fund Inc. were $2.0 million and $6.4 million for the years ended 5/31/04 and 5/31/03.

                (h) Yes. The Salomon Brothers Global High Income Fund Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Global High Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6.         [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

                In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

                In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

                In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

                CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

                If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

                (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

                (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.        EXHIBITS.

                (a)     Code of Ethics attached hereto.

                Exhibit 99.CODE ETH

                (b)     Attached hereto.

                Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global High Income Fund Inc.


By:     /s/ R. Jay Gerken
        ---------------------------------------------
        R. Jay Gerken
        Chief Executive Officer of
        Salomon Brothers Global High Income Fund Inc.

Date:   August 9, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        ---------------------------------------------
        (R. Jay Gerken)
        Chief Executive Officer of
        Salomon Brothers Global High Income Fund Inc.

Date:   August 9, 2004


By:     /s/ (Andrew B. Shoup)
        ---------------------------------------------
        (Andrew B. Shoup)
        Chief Administrative Officer of
        Salomon Brothers Global High Income Fund Inc.

Date:   August 9, 2004